Exhibit A

Supplemental Beneficial Ownership Information

Capitalized terms used and not defined herein have the definitions given to them in the Schedule 13D

James L. Dolan may be deemed to beneficially own an aggregate of 862,253 shares of Class A Common Stock, including (i) 122,049 shares of Class A Common Stock and (ii) 740,204 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 8.1% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 128,222 shares of Class A Common Stock (including 102,252 shares of Class A Common Stock owned personally, an aggregate of 245 shares of Class A Common Stock held as custodian for minor children or by household members and 25,725 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 734,031 shares of Class A Common Stock (including 208 shares of Class A Common Stock owned jointly with his spouse, 2,505 shares of Class A Common Stock owned personally by his spouse, 14,624 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 2,215 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 302,162 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit and 412,317 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit). He disclaims beneficial ownership of an aggregate of 245 shares of Class A Common Stock held as custodian for minor children or by household members, 2,505 shares of Class A common Stock owned personally by his spouse, 14,624 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 2,215 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 302,162 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit, 412,317 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit and 1,524,550 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Kathleen M. Dolan may be deemed to beneficially own an aggregate of 1,194,684 shares of Class A Common Stock, including (i) 48,201 shares of Class A Common Stock and (ii) 1,146,483 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 10.9% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 5,836 shares of Class A Common Stock (including 784 shares of Class A Common Stock owned personally and an aggregate of 5,052 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,188,848 shares of Class A Common Stock (including an aggregate of 38,555 shares of Class A Common Stock owned by the Dolan Children Trusts, 6,647 shares of Class A Common Stock owned by the Charles F. Dolan Children Trust FBO Thomas C. Dolan, for which she serves as co-trustee, and 2,215 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, an aggregate of 765,445 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts, 154,493 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Charles F. Dolan Children Trust FBO Thomas C. Dolan, 209,030 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 11,953 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan and 500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). She disclaims beneficial ownership of an aggregate of 38,555 shares of Class A Common Stock owned by the Dolan Children Trusts, 6,647 shares of Class A Common Stock owned by the Charles F. Dolan Children Trust FBO Thomas C. Dolan, 2,215 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, an aggregate of 765,445 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts, 154,493 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Charles F. Dolan Children Trust FBO Thomas C. Dolan, an aggregate of 5,052 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, 209,030 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 11,953 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan and 500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 1,118,271 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Marianne Dolan Weber may be deemed to beneficially own an aggregate of 414,377 shares of Class A Common Stock, including (i) 33,928 shares of Class A Common Stock and (ii) 380,449 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 4.1% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 7,470 shares of Class A Common Stock owned personally, and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 406,907 shares of Class A Common Stock (including 16,266 shares of Class A Common Stock owned by the Heartfelt Wings Foundation Inc., 7,977 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 2,215 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 148,467 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 218,130 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 9,351 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and 4,501 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust). She disclaims beneficial ownership of 16,266 shares of Class A Common Stock owned by the Heartfelt Wings Foundation Inc., 7,977 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 2,215 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 148,467 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 218,130 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 9,351 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, 4,501 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust and 1,884,305 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 407,820 shares of Class A Common Stock, including (i) 50,674 shares of Class A Common Stock and (ii) 357,146 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 4.0% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 3,436 shares of Class A Common Stock owned personally, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 404,384 shares of Class A Common Stock (including 11,345 shares of Class A Common Stock owned personally by her spouse, 1,123 shares of Class A Common Stock held by trusts for which her spouse serves as co-trustee, 24,578 shares of Class A Common Stock owned by the Beathra Foundation, 7,977 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 2,215 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 161,663 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit and 195,483 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit). She disclaims beneficial ownership of 11,345 shares of Class A Common Stock owned personally by her spouse, 1,123 shares of Class A Common Stock held by trusts for which her spouse serves as co-trustee, 24,578 shares of Class A Common Stock owned by the Beathra Foundation, 7,977 shares of Class A Common owned by the Dolan Children Trust for her benefit, 2,215 shares of Class A Common owned by the 2009 Family Trust for her benefit, 161,663 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 195,483 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit and 1,907,608 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Patrick F. Dolan may be deemed to beneficially own 19,136 shares of Class A Common Stock, including (i) 354 shares of Class A Common Stock and (ii) 18,782 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.2% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 354 shares of Class A Common Stock owned personally and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 7,782 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit, 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan and 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan. He disclaims beneficial ownership of 7,782 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit, 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan, 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan and 2,245,972 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Corby Dolan Leinauer may be deemed to beneficially own an aggregate of 1,321,018 shares of Class A Common Stock, including (i) 11,990 shares of Class A Common Stock and (ii) 1,309,028 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 11.8% of the shares of Class A Common Stock currently outstanding. She may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,321,018 shares of Class A Common Stock (including 82 shares of Class A Common Stock owned jointly with her spouse, 277 shares of Class A Common Stock owned by the Leinauer Family Education Trust, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 8,860 shares of Class A Common Stock owned by the 2009 Family Trusts, 2,215 shares of Class A Common Stock owned by the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, an aggregate of 1,042,742 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 233,982 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, 11,953 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, 9,351 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan and 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan). She disclaims beneficial ownership of 277 shares of Class A Common Stock owned by the Leinauer Family Education Trust, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 8,860 shares of Class A Common Stock owned by the 2009 Family Trusts, 2,215 shares of Class A Common Stock owned by the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, an aggregate of 1,042,742 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 233,982 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, 11,953 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, 9,351 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan, 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan and 955,726 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that she is the beneficial owner of such securities. See Exhibit B.

Mary S. Dolan may be deemed to beneficially own an aggregate of 1,493,236 shares of Class A Common Stock, including (i) 22,045 shares of Class A Common Stock and (ii) 1,471,191 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 13.2% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 1,136 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,492,100 shares of Class A Common Stock (including 1,301 shares of Class A Common Stock owned jointly with her spouse, 7,977 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 8,860 shares of Class A Common Stock owned by the 2009 Family Trusts, 2,215 shares of Class A Common Stock owned by the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, for which she serves as co-trustee, 161,663 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, an aggregate of 1,042,742 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 233,982 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, 11,953 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, 9,351 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and 500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust, 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan and 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan). She disclaims beneficial ownership of 1,136 shares of Class A Common Stock held as custodian for one or more minor children, 7,977 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 139 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 8,860 shares of Class A Common Stock owned by the 2009 Family Trusts, 2,215 shares of Class A Common Stock owned by the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, 161,663 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, an aggregate of 1,042,742 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 233,982 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, 11,953 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, 9,351 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, 500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust, 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan, 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan and 793,563 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

The Charles F. Dolan Children Trust FBO Kathleen M. Dolan may be deemed to beneficially own an aggregate of 161,140 shares of Class A Common Stock, including (i) 7,977 shares of Class A Common Stock and (ii) 153,163 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 2,111,591 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Paul J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney may be deemed to beneficially own an aggregate of 169,640 shares of Class A Common Stock, including (i) 7,977 shares of Class A Common Stock and (ii) 161,663 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 2,103,091 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Marianne Dolan Weber may be deemed to beneficially own an aggregate of 156,444 shares of Class A Common Stock, including (i) 7,977 shares of Class A Common Stock and (ii) 148,467 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 2,116,287 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Matthew J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Thomas C. Dolan may be deemed to beneficially own an aggregate of 161,140 shares of Class A Common Stock, including (i) 6,647 shares of Class A Common Stock and (ii) 154,493 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 2,110,261 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Matthew J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO James L. Dolan may be deemed to beneficially own an aggregate of 316,786 shares of Class A Common Stock, including (i) 14,624 shares of Class A Common Stock and (ii) 302,162 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 1,962,592 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Paul J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO James L. Dolan may be deemed to beneficially own an aggregate of 414,532 shares of Class A Common Stock, including (i) 2,215 shares of Class A Common Stock and (ii) 412,317 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 1,852,437 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Thomas C. Dolan may be deemed to beneficially own an aggregate of 236,197 shares of Class A Common Stock, including (i) 2,215 shares of Class A Common Stock and (ii) 233,982 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 2,030,772 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Kathleen M. Dolan may be deemed to beneficially own an aggregate of 211,245 shares of Class A Common Stock, including (i) 2,215 shares of Class A Common Stock and (ii) 209,030 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 2,055,724 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Marianne Dolan Weber may be deemed to beneficially own an aggregate of 220,345 shares of Class A Common Stock, including (i) 2,215 shares of Class A Common Stock and (ii) 218,130 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 2,046,624 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 197,698 shares of Class A Common Stock, including (i) 2,215 shares of Class A Common Stock and (ii) 195,483 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 2,069,271 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The 2009 Family Trust FBO Patrick F. Dolan may be deemed to beneficially own an aggregate of 7,782 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 2,256,972 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The Ryan Dolan 1989 Trust may be deemed to beneficially own an aggregate of 2,526 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 2,262,228 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The Tara Dolan 1989 Trust may be deemed to beneficially own an aggregate of 2,526 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 2,262,228 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan may be deemed to beneficially own an aggregate of 11,953 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 2,252,801 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber may be deemed to beneficially own an aggregate of 9,351 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 2,255,403 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The Kathleen M. Dolan 2012 Descendants Trust may be deemed to beneficially own an aggregate of 500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Paul J. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 2,264,254 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The Marianne E. Dolan Weber 2012 Descendants Trust may be deemed to beneficially own an aggregate of 4,501 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Richard Baccari is the trustee and has the sole power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 2,260,253 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The CFD 2021 GC Trust FBO Kevyn A. Dolan may be deemed to beneficially own an aggregate of 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 2,259,254 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The CFD 2021 GC Trust FBO Tara E. Dolan may be deemed to beneficially own an aggregate of 5,500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 2,259,254 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

Paul J. Dolan may be deemed to beneficially own an aggregate of 496,322 shares of Class A Common Stock, including (i) 40,497 shares of Class A Common Stock, and (ii) 455,825 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 4.8% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 17,896 shares of Class A Common Stock (including 2,656 shares of Class A Common Stock owned personally and 15,240 shares of Class A Common Stock owned by the CFD Trust No. 10) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 478,426 shares of Class A Common Stock (including an aggregate of 22,601 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, an aggregate of 455,325 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan and 500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). He disclaims beneficial ownership of 15,240 shares of Class A Common Stock owned by the CFD Trust No. 10, an aggregate of 22,601 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, an aggregate of 455,325 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, 500 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 1,808,929 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that he is the beneficial owner of such securities. See Exhibit B.

Matthew J. Dolan may be deemed to beneficially own an aggregate of 318,247 shares of Class A Common Stock, including (i) 15,287 shares of Class A Common Stock and (ii) 302,960 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 3.1% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 397 shares of Class A Common Stock (including 204 shares of Class A Common Stock owned personally and 193 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 317,850 shares of Class A Common Stock (including 158 shares of Class A Common Stock owned jointly with his spouse, 108 shares of Class A Common Stock held by his spouse as custodian for a minor child, 7,977 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of Marianne Dolan Weber, 6,647 shares of Class A Common Stock owned by the Charles F. Dolan Children Trust for the benefit of Thomas C. Dolan, for which he serves as co-trustee, 148,467 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of Marianne Dolan Weber and 154,493 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Charles F. Dolan Children Trust for the benefit of Thomas C. Dolan). He disclaims beneficial ownership of 193 shares of Class A Common Stock held as custodian for a minor child, 108 shares of Class A Common Stock held by his spouse as custodian for a minor child, 7,977 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of Marianne Dolan Weber, 6,647 shares of Class A Common Stock owned by the Charles F. Dolan Children Trust for the benefit of Thomas C. Dolan, 148,467 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of Marianne Dolan Weber, 154,493 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Charles F. Dolan Children Trust for the benefit of Thomas C. Dolan and 1,961,794 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Richard Baccari may be deemed to beneficially own an aggregate of 4,501 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust. He disclaims beneficial ownership of 4,501 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust and 2,260,253 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

The foregoing information does not include 14,628 unvested restricted stock units or 24,370 unvested performance restricted stock units granted by the Issuer to James L. Dolan.

8